SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 15, 2001
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                Date of Report (Date of earliest event reported)


                     UTG Communications International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                         0-28579               13-3695294
(State or Other Jurisdiction of        Commission File       (I.R.S. Employer
Incorporation or Organization)             Number            Identification No.)


LIMMATTALATRASSE 10, GEROLDSWIL, SWITZERLAND                      8954
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(Address of Principal Executive Offices)                        (Zip Code)


                                01141-1-749-3103
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               Registrant's telephone number, including area code




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          (Former Name or former Address, if Changed Since Last Report)




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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 17, 2001, UTG entered into an agreement with Brunswick International Ltd, a Somoan corporation, for Brunswick to purchase UTG's interest in MusicLine AG, a Swiss corporation. MusicLine is a Swiss-based wholesale and retail music CD distribution and production company with a European client base. MusicLine holds the right to sell approximately 20,000 music titles in CD format, as well as on the Internet. MusicLine produces approximately 4,000 different music compilations per year. Prior to this transaction, UTG owned 51% of MusicLine. This disposition was consummated on August 15, 2001.

         Brunswick is a holding company with subsidiaries which, among other operations, own and operate towers and transmission networks for wireless communications and broadcast transmission companies. Some of its subsidiaries own, lease and manage towers and rooftops in Europe. Their main business are leasing antenna space on wireless and broadcast towers that can accommodate multiple tenants, and operating analog and digital broadcast transmission networks and wireless networks. One of Brunswick's subsidiaries is involved in a joint venture with an American company engaged in leasing antenna space in Europe.

         UTG and Brunswick determined the value of MusicLine to be $10,000,000. This valuation was based on UTG's purchase price of MusicLine in November 1999, MusicLine's revenues, and the synergy that Brunswick believes MusicLine will bring to certain of its other interests. In exchange for UTG's interest in MusicLine, UTG received $10,000 and 1,950 shares of Brunswick, which shares represent a 19.5% interest in Brunswick. The 1,950 shares of Brunswick have been independently valued at approximately $10,000,000.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) None
         (b) None
         (c) Stock Purchase Agreement between UTG Communications
             International, Inc. and Brunswick International Ltd.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

October 16, 2001

                                     UTG Communications International, Inc.

                                     By /s/ UELI ERNST
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                                     Name: Ueli Ernest
                                     Title:  President

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